Ex-99. – (q)(1)

PNC FUNDS, INC.

KNOW ALL PERSONS BY THESE PRESENTS, that John R. Murphy, whose signature appears below, does hereby constitute and appoint Susan Penry-Williams, S. Elliott Cohan, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable PNC Funds, Inc. (the “Company”) to comply with the Securities Act of 1933, as amended (the “1933 Act”), the Investment Company Act of 1940, as amended (the “1940 Act”), or the Internal Revenue Code of 1986, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Company’s Registration Statement on Form N-1A pursuant to the 1933 Act and 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a chairman and director of the Company such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ John R. Murphy
John R. Murphy

Date: February 20, 2009

10 of 17

PNC FUNDS, INC.

KNOW ALL PERSONS BY THESE PRESENTS, that Decatur H. Miller, Esq., whose signature appears below, does hereby constitute and appoint Susan Penry-Williams, S. Elliott Cohan, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable PNC Funds, Inc. (the “Company”) to comply with the Securities Act of 1933, as amended (the “1933 Act”), the Investment Company Act of 1940, as amended (the “1940 Act”), or the Internal Revenue Code of 1986, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Company’s Registration Statement on Form N-1A pursuant to the 1933 Act and 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Decatur H. Miller
Decatur H. Miller, Esq.

Date: February 20, 2009

11 of 17

PNC FUNDS, INC.

KNOW ALL PERSONS BY THESE PRESENTS, that Dr. Edward D. Miller, whose signature appears below, does hereby constitute and appoint Susan Penry-Williams, S. Elliott Cohan, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable PNC Funds, Inc. (the “Company”) to comply with the Securities Act of 1933, as amended (the “1933 Act”), the Investment Company Act of 1940, as amended (the “1940 Act”), or the Internal Revenue Code of 1986, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Company’s Registration Statement on Form N-1A pursuant to the 1933 Act and 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Edward D. Miller
Dr. Edward D. Miller

Date: February 20, 2009

12 of 17

PNC FUNDS, INC.

KNOW ALL PERSONS BY THESE PRESENTS, that L. White Matthews, III, whose signature appears below, does hereby constitute and appoint Susan Penry-Williams, S. Elliott Cohan, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable PNC Funds, Inc. (the “Company”) to comply with the Securities Act of 1933, as amended (the “1933 Act”), the Investment Company Act of 1940, as amended (the “1940 Act”), or the Internal Revenue Code of 1986, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Company’s Registration Statement on Form N-1A pursuant to the 1933 Act and 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ L. White Matthews, III
L. White Matthews, III

Date: February 20, 2009

13 of 17

PNC FUNDS, INC.

KNOW ALL PERSONS BY THESE PRESENTS, that Thomas L. Owsley, Esq., whose signature appears below, does hereby constitute and appoint Susan Penry-Williams, S. Elliott Cohan, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable PNC Funds, Inc. (the “Company”) to comply with the Securities Act of 1933, as amended (the “1933 Act”), the Investment Company Act of 1940, as amended (the “1940 Act”), or the Internal Revenue Code of 1986, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Company’s Registration Statement on Form N-1A pursuant to the 1933 Act and 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Thomas L. Owsley
Thomas L. Owsley

Date: February 20, 2009

14 of 17

PNC FUNDS, INC.

KNOW ALL PERSONS BY THESE PRESENTS, that Dr. George R. Packard, III, whose signature appears below, does hereby constitute and appoint Susan Penry-Williams, S. Elliott Cohan, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable PNC Funds, Inc. (the “Company”) to comply with the Securities Act of 1933, as amended (the “1933 Act”), the Investment Company Act of 1940, as amended (the “1940 Act”), or the Internal Revenue Code of 1986, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Company’s Registration Statement on Form N-1A pursuant to the 1933 Act and 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ George R. Packard, III
Dr. George R. Packard, III

Date: February 20, 2009

15 of 17

PNC FUNDS, INC.

KNOW ALL PERSONS BY THESE PRESENTS, that Kevin A. McCreadie, whose signature appears below, does hereby constitute and appoint Susan Penry-Williams, S. Elliott Cohan, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable PNC Funds, Inc. (the “Company”) to comply with the Securities Act of 1933, as amended (the “1933 Act”), the Investment Company Act of 1940, as amended (the “1940 Act”), or the Internal Revenue Code of 1986, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Company’s Registration Statement on Form N-1A pursuant to the 1933 Act and 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as president of the Company such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Kevin A. McCreadie
Kevin A. McCreadie

Date: February 20, 2009

16 of 17

PNC FUNDS, INC.

KNOW ALL PERSONS BY THESE PRESENTS, that Jennifer E. Spratley, whose signature appears below, does hereby constitute and appoint Susan Penry-Williams, S. Elliott Cohan, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, her true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in her name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable PNC Funds, Inc. (the “Company”) to comply with the Securities Act of 1933, as amended (the “1933 Act”), the Investment Company Act of 1940, as amended (the “1940 Act”), or the Internal Revenue Code of 1986, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Company’s Registration Statement on Form N-1A pursuant to the 1933 Act and 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as treasurer of the Company such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal as of the date set forth below.

/s/ Jennifer E. Spratley
Jennifer E. Spratley

Date: February 20, 2009

17 of 17